GENERAL PARTNER'S PAYMENT CERTIFICATE

                   (First Installment)

Certificate, dated as of November __, 1998 (this
"Certificate"), of PARK RIDGE, LLC, a Mississippi limited liability company (the "General Partner").

This Certificate is delivered pursuant to the provisions of Section 5.1 of the First Amended and Restated
Agreement of Limited Partnership dated as of November __,
1998 (the "Partnership Agreement") of JACKSON BOND, L.P., a
Mississippi limited partnership (the "Partnership").

The undersigned hereby certify that:

(i)	The General Partner has satisfied and continues to
satisfy all of its material obligations under the Partnership Agreement.

(ii)	The covenants, representations and warranties set
forth in Sections 6.5 and 6.6 of the Partnership Agreement are true and correct as of the date hereof.

(iii)	The Partnership is not in default under any
of the Project Documents or any other material obligation of the Partnership.

(iv)	The covenants, representations and warranties set
forth in the Tax Certificate issued by the General Partner to BOSTON CAPITAL TAX CREDIT FUND IV L.P., a Delaware limited partnership, and dated as of November __, 1998 are correct as of the date hereof in all material respects.

(v)	The facts and representations set forth in the
Fact Sheet attached hereto as Exhibit A and Exhibit B are true and correct as of the date hereof.

(vi)	Each of the conditions precedent to the payment of
the First Installment (as such term is defined in the Partnership Agreement) has been satisfied as of the date hereof.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of the day and year set forth above.


GENERAL PARTNER:
limited liability company


PARK RIDGE, LLC, a Mississippi
By:	/s/ J. H. Thames, Jr.
	J.H. Thames, Jr., Member/Manager

                          Exhibit A
                         FACT SHEET
                     JACKSON BOND, L.P.
                Sources and Uses of Funds

SOURCES OF FUNDS		APPLICATIONS OF FUNDS

Bond Loan
(underlying L/C
$5,045,000)			$5,000,000

Land					$515,000

Deferred Development
Fee		$637,864

Construction Hard Costs	$5,927,893
Investment Limited
Partner
 Capital			$2,536,374
Construction Soft Costs	$892,724
General Partner Capital	$100
Construction Contingency	$82,400
Development Fee		$756,321

TOTAL			$8,174,338

Financing
Bond Loan
A. Lender/Trustee: The Health, Educational and Housing
 Facility Board of the City of
 Jackson/First Tennessee Bank
National Association

B. Mortgage Amount:	$5,000,000
C. Note Date:	November 1, 1998
D. Interest Rate:	Adjustable
E. Amortization:	30 years
F. Maturity Date:	Mandatory Put date is November 1,
 1999
G. Guarantors:	Nonrecourse/Letter of Credit
Security

Letter of Credit

A.	Issuer:

First Tennessee Bank National Association
B. Amount:	$5,000,000 [plus interest
 component]
C. Stated Termination
Date:  no later than November 15, 2001
D. Beneficiary:	Bond Trustee
E. Guarantor:	J.H. Thames, Jr., Rodney F.
Triplett, Jr.

Eligible Basis:		$7,304,231
Qualified Basis:		$9,495,500
GP Capital Contribution:	$100
Type of Credit:		4%, New Construction; Tax-
Exempt
Bond Financing
Rent-up Schedule:50% by August 31, 2000;
75% by October 31, 2000; and
100% by December 31, 2000;
Projected Credit to the
Investment Partnership:

A.	$120,972 for 2000,
B.	$342,753 per annum for each of the years 2001
through 2009 (inclusive), and
C.	$221,781 for 2010.

Total Projected Credit:
A.	$121,980 for 2000,
B.	$342,788 per annum for each of the years 2001
through
 2009 (inclusive), and
C.	$221,804 for 2010.
Tax Credit Application:

A. Credit Approval Date:	 __, 1998

B.	Credit Approval Amount:	$342,788/year
C.	Carryover Allocation Date:	N/A
D.	Carryover Allocation Amount:	N/A
E.	Tax Credit Rate on 8609:	To be determined

Apartment Complex:

A.	Name:	Park Ridge Apartments
B.	Project Address:	100 Park Ridge Drive
		Jackson, TN 38301
C.	County:	Madison County
D.	MSA:	Madison County
E.	Type of Project:	Multi-family

Median Income:			$39,800 (Family of Four, 1998)
Kind of Apartments:

Number of	  Number of	Total	  Basic	 Utility
Bedrooms	  Units	  	Sq. Ft.	  Rent	 Allowance

1	    16          896/unit  $391/month    $55
2	    72	      1,089/unit  $471/month    $66
3	    48	      1,275/unit  $541/month    $79


Rental Assistance:			N/A

Annual Operating Expense:	$322,266 plus 3% annual
(beginning 1999)			 inflation)

Replacement Reserve Account:	$27,200 year
(beginning 1998)

Maximum Yearly Distribution of
Cash Flow permitted:		not applicable

Amount of Asset Management Fee
to Boston Capital:			$5,000/beginning 2001
(commencing 2000)

Amount of Total Depreciable Base
Allocated to Personal Property:	$474,739

Completion Date:			April 30, 2000
(anticipated)

Total Capital Contribution of
Investment Partnership:		$2,536,374

Schedule of Capital Contributions
					Conditions on Capital
Amount	Installment	Contributions

$1,521,824	First	on the latest to occur of (A)
the
Admission Date, (B) the Bond Loan
Full Funding Date and (C) Tax
Credit Set-Aside

$634,093	Second	on the 50% Completion Date;

$317,047	Third	on the latest to occur of (A) the
Completion Date, (B) Cost
Certification, (C) receipt of
current liability Insurance
Certificates, (D) receipt of an
updated Title Policy in form and
substance satisfactory to the
Special Limited Partner, which
policy in no event shall contain a
 survey exception or (E) receipt
 by the Investment Limited Partner
 of an Estoppel Letter from each
Lender and (F) receipt of
Contractor Pay-Off Letter;

$63,410	Fourth	on the latest to occur of (A) the
Initial 100% Occupancy Date, (ii)
Permanent Mortgage Commencement,
 (iii) Rental Achievement and (iv)
 State Designation

Fees and Special Distributions to be paid from Capital
Contributions:

General Partner:	Park Ridge, LLC

Contact:	J. H. Thames, Jr.
Address:		P.O. Box 741
	Jackson, MS  39205
Telephone:	(601) 939-0225
Fax:	(601) 932-2532

Ownership Interests:

Partner			Normal		Capital	   Cash
Partner			Operations	Transactions Flow

General Partner	       0.01%	        80%	90%
Investment Limited
 Partner	      99.99%	      19.999%	10%
Special Limited
Partner	        0%	        .001%	 0%

Management Agent:
Park Management, Inc.
 Contact:
Tammy Dykes
Address:	P.O. Box 741
Jackson, MS  39205
Telephone: (601) 939-0225
Amount of Fee: 6% of collected rents (5%
fixed, 1% contingent)
Builder:	Unicorp, Inc.
Builder's Profit:	$335,541
Builder's Overhead:	$109,066

Tax Return
Preparer/Auditor:	Bob Robinson, CPA
Address:		2084 Dunbarton Drive
		Jackson, MS  39216
Telephone:	(601) 982-3875

Partnership Federal ID Number:	64-0896753
Operating Deficit Guarantees:	Guaranty limited to
amount equal to 12 months of Reserves, Operating Expenses and Debt Service, to expire as of the later of the third
(3rd) anniversary of Rental Achievement or the closing of a new Permanent Loan

Building Breakdown:   		17 buildings

BIN	# of Units

Not yet
 assigned	136
TOTAL	136


                       Exhibit B
               Certificate of Partnership,
           General Partner and Original Limited
            Partner Re: Lack of Disqualifications
The Partnership, its Operating General Partner and its Original Limited Partner (as identified on the Payment Certificate to which this Certificate is attached as Exhibit
B) hereby represent to you that neither (i) the Partnership,
(ii) any predecessor of the Partnership, (iii) any of the Partnership's affiliates ("affiliate" meaning a person that controls or is controlled by, or is under common control with, the Partnership), (iv) any sponsor (meaning any person who (1) is directly or indirectly instrumental in organizing the Partnership or (2) will directly or indirectly manage or participate in the management of the Partnership or (3) will regularly perform, or select the person or entity who will regularly perform, the primary activities of the Partnership), (v) any officer, director, principal or general partner of the Partnership or of any sponsor, (vi) any officer, director, principal, promoter or general partner of the Operating General Partner, (vii) any beneficial owner of ten percent or more of any class of the equity securities of the Partnership or of any sponsor (beneficial ownership meaning the power to vote or direct the vote and/or the power to dispose or direct the disposition of such securities), (viii) any promoter of the Partnership (meaning any person who, acting alone or in conjunction with one or more other persons, directly or indirectly has taken, is taking or will take the initiative in founding and organizing the business of the Partnership or any person who, in connection with the founding and organizing of the business or enterprise of the Partnership, directly or indirectly receives in consideration of services or property, or both services and property, ten percent or more of any class of securities of the Partnership or ten percent or more of the proceeds from the sale of any class of such securities; provided, however, a person who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter if such person does not otherwise take part in founding and organizing the enterprise) presently connected with the Partnership in any capacity:
Has filed a registration statement which is the subject of any pending proceeding or examination under the securities laws of any jurisdiction, or which is the subject of any refusal order or stop order thereunder entered within five years prior to the date hereof;
Has been convicted of or pleaded nolo contendere to a misdemeanor or felony or, within the last ten years, been held liable in a civil action by final judgment of a court based upon conduct showing moral turpitude in connection with the offer, purchase or sale of any security, franchise or commodity (which term, for the purposes of this Certificate shall hereinafter include commodity futures contracts) or any other aspect of the securities or commodities business, or involving racketeering, the making of a false filing or a violation of Sections 1341, 1342 or 1343 of Title 18 of the United States Code or arising out of the conduct of the business of an issuer, underwriter, broker, dealer, municipal securities dealer, or investment adviser, or involving theft, conversion, misappropriation, fraud, breach of fiduciary duty, deceit or intentional wrongdoing including, but not limited to, forgery, embezzlement, obtaining money under false pretenses, larceny fraudulent conversion or misappropriation of property or conspiracy to defraud, or which is a crime involving moral turpitude, or within the last five years of a misdemeanor or felony which is a criminal violation of statutes designed to protect consumers against unlawful practices involving insurance, securities, commodities, real estate, franchises, business opportunities, consumer goods or other goods and services;
Is subject to (a) any administrative order, judgment or decree entered within five years prior to the date hereof entered or issued by or procured from a state securities commission or administrator, the Securities and Exchange Commission ("SEC"), the Commodities Futures Trading Commission or the U.S. Postal Service, or to (b) any administrative order or judgment, arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser, or involving deceit, theft, fraud or fraudulent conduct, or breach of fiduciary duty, or which is based upon a state banking, insurance, real estate or securities law or (c) has been the subject of any administrative order, judgment or decree in any state in which fraud, deceit, or intentional wrongdoing, including, but not limited to, making untrue statements of material fact or omitting to state material facts, was found;
Is subject to any pending proceeding in any jurisdiction relating to the exemption from registration of any security or offering, or to any order, judgment or decree in which registration violations were found or which prohibits, denies or revokes the use of any exemption from registration in connection with the offer, purchase or sale of securities, or to an SEC censure or other order based on a finding of false filing;
Is subject to any order, judgment or decree of any court or regulatory authority of competent jurisdiction entered within five years prior to the date hereof, temporarily, preliminarily or permanently restraining or enjoining such persons from engaging in or continuing any conduct or practice in connection with any aspect of the securities or commodities business or involving the making of any false filing or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser, or which restrains or enjoins such person from activities subject to federal or state statutes designed to protect consumers against unlawful or deceptive practices involving insurance, banking, commodities, real estate, franchises, business opportunities, consumer goods and services, or is subject to a United States Postal Service false representation order entered within five years prior to the date hereof, or is subject to a temporary restraining order or preliminary injunction with respect to conduct alleged to have violated section 3005 of Title 39, United States Code;
Is suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange, an association registered as a national securities association, or any self-regulatory organization registered pursuant to the Securities Exchange Act of 1934, or a Canadian securities exchange, or association or self-regulatory organization operating under the authority of the Commodity Futures Trading Commission, or is subject to any currently effective order or order entered within the past five years of the SEC, the Commodity Futures Trading Commission or any state securities administrator denying registration to, or revoking or suspending the registration of, such person as a broker-dealer, agent, futures commission merchant, commodity pool operator, commodity trading adviser or investment adviser or associated person of any of the foregoing, or prohibiting the transaction of business as a broker-dealer or agent;
Has, in any application for registration or in any report required to be filed with, or in any proceeding before the SEC or any state securities commission or any regulatory authority willfully made or caused to be made any statement which was at the time and in the light of the circumstances under which it was made false or misleading with respect to any material fact, or has willfully omitted to state in any such application, report or proceeding any material fact which is required to be stated therein or necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading, or has willfully failed to make any required amendment to or supplement to such an application, report or statement in a timely manner;
Has willfully violated any provision of the Securities
Act of 1933, the Securities Exchange Act of 1934, the Trust Indenture Act of 1939, the Investment Advisers Act of 1940, the Investment Company Act of 1940, the Commodity Exchange Act of 1974 or the securities laws of any state, or any predecessor law, or of any rule or regulation under any of such statutes;
Has willfully aided, abetted, counseled, commanded, induced or procured the violation by any other person of any of the statutes or rules or regulations referred to in subsection (8) hereof;
Has failed reasonably to supervise his agents, if he is a broker-dealer, or his employees, if he is an investment adviser, but no person shall be deemed to have failed in such supervision if there have been established procedures, and a system for applying such procedures, which would reasonably be expected to prevent and detect, insofar as practicable, any violation of statutes, rules or orders described in subsection (8) and if such person has reasonably discharged the duties and obligations incumbent upon him by reason of such procedures and system without reasonable cause to believe that such procedures and system were not being complied with;
Is subject to a currently effective state administrative order or judgment procured by a state securities administrator within five years prior to the date hereof or is subject to a currently effective United States Postal Service fraud order or has engaged in dishonest or unethical practices in the securities business or has taken unfair advantage of a customer or is the subject of sanctions imposed by any state or federal securities agency or self-regulatory agency;
Is insolvent, either in the sense that his liabilities exceed his assets or in the sense that he cannot meet his obligations as they mature, or is in such financial condition that he cannot continue his business with safety to his customers, or has not sufficient financial responsibility to carry out the obligations incident to his operations or has been adjudged a bankrupt or made a general assignment for the benefit of creditors; or Is selling or has sold, or is offering or has offered for sale, in any state securities through any unregistered agent required to be registered under the Pennsylvania Securities Act of 1972, as amended (the "Pennsylvania Act") or for any broker-dealer or issuer with knowledge that such broker-dealer or issuer had not or has not complied with the Pennsylvania Act.
If the Partnership is subject to the requirements of
Section 12, 14 or 15(d) of the Securities Exchange Act of 1934, then the Partnership has filed all reports required by those Sections to be filed during the 12 calendar months preceding the date hereof (or for such shorter period that the Partnership was required to file such reports).